SUB-ITEM 77Q1(e)

A copy of Investment Advisory Agreement between Registrant and Acuitas Investments, LLC regarding Acuitas International Small Cap Fund and Acuitas US Microcap Fund, Exhibit(d)(5) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. regarding Acuitas International Small Cap Fund, Exhibit(d)(6) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and Algert Coldiron Investors regarding Acuitas International Small Cap Fund, Exhibit(d)(7) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and Clarivest Asset Management LLC regarding Acuitas US Microcap Cap Fund, Exhibit(d)(8) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. regarding Acuitas International Small Cap Fund, Exhibit(d)(9) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC regarding Acuitas US Microcap Cap Fund, Exhibit(d)(10) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.

A copy of Investment Subadvisory Agreement between Acuitas Investments, LLC and Opus Capital Group LLC regarding Acuitas US Microcap Cap Fund, Exhibit(d)(11) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 13 on June 30, 2014, accession number 0001435109-14-000436.